Investor Presentation 4th Quarter, 2023 NASDAQ: IBTX Exhibit 99.1

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended September 30, 2023 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as "aim," “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” "guidance," “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward- looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward- looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, the impact of business, economic and political conditions in the markets in which IBTX operates, and risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023 and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 Overview – Community bank holding company with $18.5 billion in assets and 91 financial centers across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns. – Highly granular loan portfolio with a small average credit size and low hold limits. – Loan growth driven by regional community banking: loans made to relationship borrowers across our footprint in Texas and Colorado. – Large insider ownership aligns shareholder interests with day-to-day management and decision-making. – Disciplined growth both organically and through strategic acquisitions.

5 Company Snapshot HEADQUARTERS McKinney, TX 91 BRANCHES 1,500 EMPLOYEES FOUNDED IN 1988 Denver, CO Independent Bank Group, Inc. NASDAQ: IBTX Financial Highlights as of and for the Quarter Ended September 30, 2023 Balance Sheet Highlights ($ millions) Total Assets $ 18,520 Loans Held for Investment, Excluding Mortgage Warehouse 13,781 Mortgage Warehouse Loans 442 Total Deposits 15,341 Total Stockholders’ Equity 2,332 Profitability Metrics 1 Adjusted EPS $ 0.79 Adjusted ROAA 0.70 % Adjusted ROTCE 9.87 Adjusted Efficiency Ratio 63.84 Asset Quality Metrics 2 NPAs / Assets 0.33 % NPLs / Loans Held for Investment 0.28 NCOs (Annualized) 0.01 Capital Ratios Tier 1 Capital / RWA 10.21 % Total Capital / RWA 11.89 TCE / Tangible Assets 7.35 Tier 1 Capital / Avg. Assets 9.09 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 2Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $61,044. Nonperforming loans, which consist of nonaccrual loans and loans delinquent 90 days and still accruing interest totaled $38,425.

NASDAQ: IBTX 6 Strong, Diverse Markets Dallas/Ft. Worth – North Texas 39 Branches Our company was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas. Greater Houston 13 Branches The Greater Houston MSA serves for a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse cities in the United States, and is the home to numerous universities as well as a thriving medical industry. Austin – Central Texas 8 Branches This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market boasts a growing wave of corporate expansions by tech firms into the Austin market, as well as a thriving public sector presence. Denver – Colorado Front Range 31 Branches The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth. Experienced Leadership Team Michael B. Hobbs President & Chief Operating Officer 29 years in financial services; Joined the company in 2019 with the acquisition of Guaranty Bank & Trust, where he served as President. James P. Tippit Corporate Responsibility 18 years in financial services; 12 years at the company. John G. Turpen Chief Risk Officer 22 years in financial services; 2 years at the Company David R. Brooks Chairman & CEO Founder – led the investor group that acquired Independent Bank in 1988. Paul B. Langdale Chief Financial Officer 14 years in financial services; 5 years at the company. Daniel W. Brooks Vice Chairman 42 years in financial services; 36 years at the company.

NASDAQ: IBTX 7 $2,164 $4,133 $5,055 $5,853 $8,684 $9,850 $14,958 $17,753 $18,733 $18,258 $18,520 Assets Acquired in Fiscal Year 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q3 2023 Demonstrated Record of Healthy Growth IPO Date: April 3, 2013 Entered Houston Market Entered Colorado Market – Established history of growing assets both organically and through strategic acquisitions. – Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO. – Track record of building scalable platforms for future growth. Note: Acquired assets includes impact of purchase accounting. Growth in Total Assets ($ in millions) CAGR Since 2013 (Organic): 25.7% CAGR Since 2013 (Total): 24.6%

NASDAQ: IBTX 8 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.76% 0.53% 0.41% 0.48% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 0.94% 0.80% 0.80% 1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% 0.49% 0.29% 0.28% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3 1.22% 1.05% 0.74% 0.40% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.26% 0.05% 0.05% 0.12% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.24% 0.26% 0.45% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% 0.06% 0.04% 0.01% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD Historically Strong Credit Culture NPLs / LHFI (1) NCOs / Average Total Loans Source: S&P Capital IQ. Note: Financial data as of and for the YTD period ended September 30, 2023. (1) LHFI excludes mortgage warehouse purchase loans.

NASDAQ: IBTX 9 Focus on Performance and Results 1. Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. $4.33 $4.46 $4.67 $5.21 $4.70 $4.47 $5.08 $4.87 $5.24 $5.02 EPS (2) Adjusted EPS (1) 2018 2019 2020 2021 2022 52.35% 53.01% 48.79% 51.30% 56.82% 50.47% 45.95% 46.04% 51.04% 54.20% Efficiency Ratio Adjusted Efficiency Ratio (1) 2018 2019 2020 2021 2022 17.06% 16.55% 14.93% 15.38% 14.23% 17.58% 18.85% 15.58% 15.46% 15.20% ROTCE Adjusted ROTCE (1) 2018 2019 2020 2021 2022 1.35% 1.32% 1.23% 1.21% 1.09% 1.39% 1.51% 1.28% 1.22% 1.16% ROAA Adjusted ROAA (1) 2018 2019 2020 2021 2022 Earnings Per Share (Diluted) Efficiency Ratio Return on Tangible Common EquityReturn on Average Assets

NASDAQ: IBTX 10 Annual Dividend Per Share $0.34 $0.40 $0.54 $1.00 $1.05 $1.32 $1.52 2016 2017 2018 2019 2020 2021 2022 $21.19 $23.76 $27.44 $28.99 $33.23 $35.25 $32.25 $31.11 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 Q 3 0 5 10 15 20 25 30 35 Delivering Shareholder Value 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Tangible Book Value Per Share1 ($) We have focused on growing tangible book value per share since our IPO. Recently, tangible book value has been impacted by AOCI, stock repurchases, and litigation settlement expense. We have returned capital to our shareholders through our quarterly dividend and by repurchasing our company’s common stock. Our significant insider ownership helps ensure that shareholder interests are well-represented both at the board table and on a day-to-day basis inside the company.

2023 Q3 Balance Sheet Details

NASDAQ: IBTX 12 North Texas 35.3% Central Texas 13.2% Houston 24.6% Colorado 26.9% As of September 30, 2023: $13,781 Million LHFI 1 $442 Million Mortgage Warehouse 0.28% NPLs/LHFI 0.01% NCOs/Avg. Total Loans 2023 Q3 Annualized 385.81% Allowance/NPLs LOANS BY REGION (9/30/2023) Non-Owner Occupied CRE 78.1% LOAN COMPOSITION (9/30/2023) 1 LHFI excludes mortgage warehouse purchase loans. Loan Portfolio Overview 5.53% 2023 YTD Loan Yield CRE 56.8% Mortgage Warehouse 3.1% 1-4 Family 11.6% 1-4 Family Construction 3.4% Consumer 0.6% C&I 15.5% Agricultural 0.9% Construction & Development 8.1% Owner Occupied CRE 21.9%

NASDAQ: IBTX 13 Land/Land Development 31.7% CRE Construction 39.8% SFR Construction 28.5% Retail 20.6% Office 13.2% Industrial 5.4% Hotel/Motel 0.8% Multifamily 36.1% Healthcare 4.2% Misc. CRE 19.7% Construction & Development CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (9/30/2023) C&D PORTFOLIO LOANS > $500 THOUSAND (9/30/2023) As of September 30, 2023: $1.6 Billion C&D Portfolio Size 82% C&D / Bank Regulatory Capital 97.2% Loans in IBTX Markets1 (Texas and Colorado) $2.2 Million Average Loan Size1 651 C&D Loans1 32.6% Owner Occupied C&D Loans1 1Loans > $500 thousand

NASDAQ: IBTX 14 Multifamily 11.7% Office and Office Warehouse 19.2% Retail 30.1% Hotel/Motel 4.6% Industrial 11.4% Daycare/School 2.7% Healthcare 4.5% Church 1.6% Convenience Store 3.7% Mini Storage 1.3% Restaurant 2.0% Miscellaneous 3.9% Mixed Use (Non-Retail) 0.7% Dealerships 0.8% RV & Mobile Home Parks 1.8% Commercial Real Estate CRE COMPOSITION (9/30/2023) As of September 30, 2023: $8.1 Billion CRE Loans $32.7 Million Largest CRE Loan Size $1.7 Million Average CRE Loan Size 21.9% Owner Occupied

NASDAQ: IBTX 15 Retail CRE & C&D As of September 30, 2023: $2.6 Billion Retail Loan Portfolio Size $31.5 Million Largest Retail Loan 1,067 Total Retail Loans 88.6% Loans in IBTX Markets (Texas and Colorado) $2.4 Million Average Loan Size 137 Number of Loans >$5MM $10.1 Million Avg. Size of Loans >$5MM Strip Center 67.8% Big Box 1.2% Mixed Use 18.0% Free Standing / Single Tenant 13.0% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 9/30/2023

NASDAQ: IBTX 16 Office Non-Owner Occupied 50.8% Office Owner Occupied 16.0% Office/Warehouse Non- Owner Occupied 21.5% Office/Warehouse Owner Occupied 11.7% Office CRE & C&D As of September 30, 2023: $1.6 Billion Total Office CRE $23.1 Million Largest Office Loan $1.2 Million Average Loan Size 27.7% Owner Occupied 33.2% Office/Warehouse OFFICE CRE & C&D COMPOSITION 9/30/2023

NASDAQ: IBTX 17 Hotel Loans by Property Location 48.8% 35.8% 15.4% Texas Colorado Other Hotel & Motel Hotel Loans by Type 98.8% 1.2%CRE Construction & Development As of September 30, 2023: $379.2 Million Hotel & Motel Loan Portfolio Size $5.7 Million Average Loan Size 50.8% Average LTV We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado. Hotel Loans by Product Type 17.1% 76.6% 6.3% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 18 Energy Lending As of September 30, 2023: $613.9 Million Size of Energy Portfolio 99.0% / 1.0% E&P Loans / Services Loans 1.4% Energy Reserve / Energy Loans 4.5% Energy Loans / Total LHFI $ in millions Energy by Type (1) $607.8 $6.1 E&P Services (1) Energy assets are well-diversified by basin across the United States.

NASDAQ: IBTX 19 Year Ending $42,993 $(9,000) $4,490 $6,634 $7,420 $5,187 Provision expense Net charge-offs 2020 2021 2022 $ in Thousands 19 Provision & Charge-offs (0.03)% 0.01%0.04% 0.04%0.02% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized. 0.04%0.06%0.05% Quarter Ending $3,100 $2,833 $90 $220 $340 $1,295 $808 $1,216 $(886) $437 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023

NASDAQ: IBTX 20 Securities Portfolio INVESTMENT PORTFOLIO COMPOSITION 9/30/2023 HTM23.9% 76.1% CRA —% Agency Securities 21.4% Tax-Exempt Municipals 22.7% Mortgage- Backed Securities 39.7% Taxable Municipals 1.8% U.S. Treasury Securities 12.4% Corporates 2.0% 54.5% 45.5% HTM AFS HTM AFS As of September 30, 2023: 2.23% QTD Yield 7.69 Duration in Years 9.5% of Total Assets $1.5 Billion AFS Portfolio Size $205.7 Million HTM Portfolio Size

NASDAQ: IBTX 21 (3) Average rate for total deposits 21 Deposit Mix, Uninsured Deposits & Pricing DEPOSIT MIX 9/30/2023 DEPOSIT GROWTH VS. AVERAGE RATE $ in Millions ($ in Millions) Total Ratio (1) Uninsured Deposits $ 6,254 40.8 % Adjusted Uninsured Deposits (2) 4,586 29.9 UNINSURED DEPOSITS 9/30/2023 (1) Calculated as a % of total deposits (2) Excludes $1,668M of fully collateralized preferred deposits in the public funds portfolio QTD Q3 2023 average rate for interest-bearing deposits: 3.60% Total cost of deposits QTD (3) Q3 2023: 2.69% Noninterest- Bearing Demand 24.1% Interest-Bearing Checking 25.2% Public Funds 12.4% Savings 3.7% Money Market 10.6% Brokered CDs 9.6% CDs < $100k 2.9% CDs > $100k 11.1% IRAs 0.4% Period Ending $11,941 $14,399 $15,554 $15,121 $15,341 1.08% 0.59% 0.29% 0.52% 2.20% Deposits Average YTD Rate (3) 2019 2020 2021 2022 Q3 2023

NASDAQ: IBTX 22 22 Funding Vertical Trends $3,761 $7,070 $1,762 $414 $1,867 $875 $3,594 $7,479 $2,193 $330 $1,745 $275 June 30, 2023 September 30, 2023 Branch Deposits - Non-Interest Bearing Branch Deposits - Interest Bearing Brokered Deposits Non-Brokered Specialty Treasury Deposits Public Funds FHLB Advances $ in Millions

NASDAQ: IBTX 23 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 9.76% 10.33% 11.12% 10.09% 9.70% 9.78% 9.86%9.32% 9.12% 8.80% 9.49% 9.01% 8.92% 9.09% 11.83% 13.32% 13.67% 12.35% 11.88% 11.95% 11.89% 8.98% 8.60% 8.53% 7.72% 7.31% 7.37% 7.35% 10.19% 10.74% 11.52% 10.45% 10.05% 10.13% 10.21% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/19 12/31/20 12/31/21 12/31/22 2023 Q1 2023 Q2 2023 Q3

2023 Q3 Results

NASDAQ: IBTX 25 2023 Q3 Results 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. GAAP $0.79 EPS $32.8 Million Net Income 0.70% Return on Average Assets 5.51% Return on Average Equity 11.89% Total Capital Ratio 9.09% Leverage Ratio Non-GAAP1 $0.79 Adj. EPS $32.6 Million Adj. Net Income 0.70% Adj. Return on Average Assets 5.48% Adj. Return on Average Equity 9.87% Adjusted Return on Tangible Equity 7.35% TCE Highlights • Organic loan growth of 4.5% annualized for the quarter (excluding warehouse) • Resilient credit quality with nonperforming assets of 0.33% of total assets and net charge-offs of 0.01% annualized for the quarter • Continued expense discipline with total noninterest expense of $81.3 million for the quarter • Decreased loan to deposit ratio to 92.7% at quarter-end compared to 95.1% at the end of second quarter • Capital remains strong, with ratios well above the standards to be considered well-capitalized under regulatory requirements, with an estimated total capital ratio of 11.89%, leverage ratio of 9.09%, and (non-GAAP) tangible common equity (TCE) ratio of 7.35%

NASDAQ: IBTX 26 2023 Q3 Selected Financials $ in thousands, except per share data As of and for the Quarter Ended Selected Balance Sheet Data September 30, 2023 June 30, 2023 September 30, 2022 Total Assets $18,519,872 $18,719,802 $17,944,493 LHFI, Excluding Mortgage Warehouse Loans1 13,781,102 13,628,025 13,285,757 Mortgage Warehouse Loans 442,302 491,090 409,044 Total Deposits 15,340,969 14,873,506 14,961,008 Total Borrowings (Other Than Junior Subordinated Debentures) 546,666 1,180,262 466,892 Total Stockholders’ Equity 2,332,098 2,353,042 2,354,340 Selected Earnings and Profitability Data Net Interest Income $109,049 $113,607 $147,274 Net Interest Margin 2.60% 2.71% 3.64 % Noninterest Income $13,646 $14,095 $13,477 Noninterest Expense 81,334 85,705 91,733 Net Income 32,775 33,077 52,437 Adjusted Net Income 2 32,624 33,726 54,880 Basic EPS 0.79 0.80 1.27 Adjusted Basic EPS 2 0.79 0.82 1.33 Diluted EPS 0.79 0.80 1.27 Adjusted Diluted EPS 2 0.79 0.82 1.33 Return on Average Assets 0.70% 0.71% 1.16 % Adjusted Return on Average Assets 2 0.70 0.73 1.22 1 LHFI excludes mortgage warehouse purchase loans. 2 Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

27 Contact Information NASDAQ: IBTX Investors & Analysts For more information, please contact: Paul B. Langdale Executive Vice President Chief Financial Officer (972) 562-9004 Email – Paul.Langdale@ifinancial.com

Appendix: Non-GAAP Reconciliation

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods

($ in thousands except per share data)		As of and for the Quarter Ended September 30, 2023	June 30, 2023	September 30, 2022
Net Interest Income - Reported	(a)	$109,049	$113,607	$147,274
Provision Expense - Reported	(b)	340	220	3,100
Noninterest Income - Reported	(c)	13,646	14,095	13,477
Loss on sale of loans		7	7	—
Loss (gain) on sale and disposal of premises and equipment		56	(354)	101
Recoveries on loans charged off prior to acquisition		(279)	(13)	(60)
Adjusted Noninterest Income	(d)	13,430	13,735	13,518
Noninterest Expense - Reported	(e)	81,334	85,705	91,733
Litigation settlement		—	—	—
Separation expense (1)		—	—	(2,809)
OREO impairment		—	(1,000)	—
Impairment of assets		—	(153)	(1,156)
Acquisition expense (2)		(27)	(27)	(65)
Adjusted Noninterest Expense	(f)	81,307	84,525	88,703
Income Tax Expense - Reported	(g)	8,246	8,700	13,481
Net Income - Reported	(a) - (b) + (c) - (e) - (g) = (h)	32,775	33,077	52,437
Adjusted Net Income (3)	(a) - (b) + (d) - (f) = (i)	$32,624	$33,726	$54,880
Average shares for basic EPS	(j)	41,284,964	41,280,312	41,167,258
Average shares for diluted EPS	(k)	41,381,034	41,365,275	41,253,662
Reported Basic EPS	(h) / (j)	$0.79	$0.80	$1.27
Reported Diluted EPS	(h) / (k)	0.79	0.80	1.27
Adjusted Basic EPS	(i) / (j)	0.79	0.82	1.33
Adjusted Diluted EPS	(i) / (k)	0.79	0.82	1.33
EFFICIENCY RATIO				
Amortization of other intangible assets	(l)	$3,111	$3,111	$3,117
Reported Efficiency Ratio	(e - l) / (a + c)	63.75%	64.68%	55.13%
Adjusted Efficiency Ratio	(f - l) / (a + d)	63.84	63.93	53.23
PROFITABILITY (4)				
Total Average Assets	(m)	$18,520,600	$18,652,450	$17,893,072
Total Average Stockholders Common Equity	(n)	2,360,175	2,360,226	2,401,544
Total Average Tangible Common Equity (5)	(o)	1,311,417	1,308,368	1,340,363
Reported Return on Average Assets	(h) / (m)	0.70%	0.71%	1.16%
Reported Return on Average Common Equity	(h) / (n)	5.51	5.62	8.66
Reported Return on Average Common Tangible Equity	(h) / (o)	9.92	10.14	15.52
Adjusted Return on Average Assets (6)	(i) / (m)	0.70	0.73	1.22
Adjusted Return on Average Common Equity (6)	(i) / (n)	5.48	5.73	9.07
Adjusted Return on Tangible Common Equity (6)	(i) / (o)	9.87	10.34	16.24

(1) Separation expenses include severance and accelerated vesting expense for stock awards related to the separation of certain employees. The quarter ended September 30, 2022 reflect payments made due to the separation of an executive officer and also includes $202 thousand in severance payments and accelerated vesting expense for stock awards related to the dissolution of a Company department.
(2) Acquisition expenses includes compensation related expenses for equity awards granted at acquisition.
(3) Assumes an adjusted effective tax rate of 20.1%, 20.8% and 20.5%, respectively.
(4) Quarterly metrics are annualized.
(5) Excludes average balance of goodwill and net other intangible assets.
(6) Calculated using adjusted net income.

29

APPENDIX

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2022	2021	2020	2019	2018
Net Interest Income - Reported	(a)	$558,208	$520,322	$516,446	$504,757	$326,252
Unexpected income recognized on credit impaired acquired loans [1]		—	—	(3,209)	(5,120)	(3,711)
Adjusted Net Interest Income	(b)	558,208	520,322	513,237	499,637	322,541
Provision Expense - Reported	(c)	4,490	(9,000)	42,993	14,805	9,860
Noninterest Income - Reported	(d)	51,466	66,517	85,063	78,176	42,224
Loss (gain) on sale of loans		1,844	(56)	(356)	(6,779)	—
Gain on sale of branch		—	—	—	(1,549)	—
Gain on sale of trust business		—	—	—	(1,319)	—
(Gain) loss on sale of other real estate		—	(63)	36	(875)	(269)
(Gain) loss on sale of securities available for sale		—	(13)	(382)	(275)	581
Loss (gain) on sale and disposal of premises and equipment		494	304	(370)	585	(123)
Recoveries on loans charged off prior to acquisition		(192)	(381)	(4,312)	(2,101)	(962)
Adjusted Noninterest Income	(e)	53,612	66,308	79,679	65,863	41,451
Noninterest Expense - Reported	(f)	358,889	313,606	306,134	321,864	198,619
Separation expense [2]		(11,046)	—	—	(3,421)	—
Economic development employee incentive grant		1,000	—	—	—	—
OREO impairment		—	—	(784)	(1,801)	(85)
IPO related stock grants		—	—	—	—	(136)
Impairment of assets		(4,442)	(124)	(462)	(1,173)	—
COVID-19 expense [3]		—	(614)	(1,915)	—	—
Acquisition expense [4]		(300)	(900)	(17,294)	(42,744)	(8,958)
Adjusted Noninterest Expense	(g)	344,101	311,968	285,679	272,725	189,440
Income Tax Expense - Reported	(h)	250,785	57,483	51,173	53,528	31,738
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$267,719	$224,750	$201,209	$192,736	$128,259
Adjusted Net Income [5]	(b) - (c) + (e) - (g) = (j)	$209,747	$225,893	$210,017	$219,582	$132,183
Average shares for basic EPS	(k)	41,710,829	43,070,452	43,116,965	43,245,418	29,599,119
Average shares for diluted EPS	(l)	41,794,088	43,129,237	43,116,965	43,245,418	29,599,119
Reported Basic EPS	(i) / (k)	$4.71	$5.22	$4.67	$4.46	$4.33
Reported Diluted EPS	(i) / (l)	$4.70	$5.21	$4.67	$4.46	$4.33
Adjusted Basic EPS	(j) / (k)	$5.03	$5.24	$4.87	$5.08	$4.47
Adjusted Diluted EPS	(j) / (l)	$5.02	$5.24	$4.87	$5.08	$4.47
EFFICIENCY RATIO						
Amortization of other intangible assets	(m)	$12,491	$12,580	$12,671	$12,880	$5,739
Reported Efficiency Ratio	(f - m) / (a + d)	56.82%	51.30%	48.79%	53.01%	52.35%
Adjusted Efficiency Ratio	(g - m) / (b + e)	54.20%	51.04%	46.04%	45.95%	50.47%
PROFITABILITY						
Total Average Assets	(n)	$18,009,090	$18,558,168	$16,357,736	$14,555,315	$9,478,934
Total Average Stockholders Common Equity	(o)	$2,442,315	$2,536,658	$2,435,474	$2,267,103	$1,476,688
Total Average Tangible Common Equity [6]	(p)	$1,379,603	$1,461,400	$1,347,584	$1,164,915	$751,911
Reported Return on Average Assets	(i) / (n)	1.09%	1.21%	1.23%	1.32%	1.35%
Reported Return on Average Common Equity	(i) / (o)	8.04%	8.86%	8.26%	8.50%	8.69%
Reported Return on Average Common Tangible Equity	(i) / (p)	14.23%	15.38%	14.93%	16.55%	17.06%
Adjusted Return on Average Assets [7]	(j) / (n)	1.16%	1.22%	1.28%	1.51%	1.39%
Adjusted Return on Average Common Equity [7]	(j) / (o)	8.59%	8.91%	8.62%	9.69%	8.95%
Adjusted Return on Tangible Common Equity [7]	(j) / (p)	15.20%	15.46%	15.58%	18.85%	17.58%

(1) This is not applicable starting in 2021 under the adoption of CECL.
(2) Separation expenses include severance and accelerated vesting expense for stock awards related to the separation of executive officers or certain employees. The year ended December 31, 2022 reflects a reduction in workforce due to the restructuring of certain departments and business lines.
(3) COVID-19 expense includes expenses for COVID testing kits, vaccination incentive bonuses, and personal protection and cleaning supplies.
(4) Acquisition expenses includes compensation related expenses for equity awards granted at acquisition and 2018- 2020 also includes legal, accounting and advisory services, as well as data processing conversion costs and contract termination costs related to acquisition of other banks.
(5) Assumes an adjusted effective tax rate of 20.3%, 20.4%, 20.5%, 21.0% and 19.7%, respectively.
(6) Excludes average balance of goodwill and net other intangible assets and preferred stock.
(7) Calculated using adjusted net income.

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31 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Tangible Common Equity Total common stockholders equity $2,332,098 $2,353,042 $2,350,857 $2,385,383 $2,354,340 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (53,666) (56,777) (59,888) (62,999) (66,110) Tangible Common Equity $1,284,411 $1,302,244 $1,296,948 $1,328,363 $1,294,209 Tangible Assets Total Assets $18,519,872 $18,719,802 $18,798,354 $18,258,414 $17,944,493 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (53,666) (56,777) (59,888) (62,999) (66,110) Tangible Assets $17,472,185 $17,669,004 $17,744,445 $17,201,394 $16,884,362 Common shares outstanding 41,284,003 41,279,460 41,281,904 41,190,677 41,165,006 Tangible Common Equity To Tangible Assets 7.35% 7.37% 7.31% 7.72% 7.67% Book value per common share $56.49 $57.00 $56.95 $57.91 $57.19 Tangible book value per common share $31.11 $31.55 $31.42 $32.25 $31.44

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods

($ in thousands, except per share information)	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Tangible Common Equity							
Total common stockholders equity	$2,385,383	$2,576,650	$2,515,371	$2,339,773	$1,606,433	$1,336,018	$672,365
Adjustments:							
Goodwill	(994,021)	(994,021)	(994,021)	(994,021)	(721,797)	(621,458)	(258,319)
Other intangible assets, net	(62,999)	(75,490)	(88,070)	(100,741)	(45,042)	(43,244)	(14,177)
Tangible Common Equity	**$1,328,363**	**$1,507,139**	**$1,433,280**	**$1,245,011**	**$839,594**	**$671,316**	**$399,869**
Tangible Assets							
Total Assets	$18,258,414	$18,732,648	$17,753,476	$14,958,207	$9,849,965	$8,684,463	$5,852,801
Adjustments:							
Goodwill	(994,021)	(994,021)	(994,021)	(994,021)	(721,797)	(621,458)	(258,319)
Other intangible assets, net	(62,999)	(75,490)	(88,070)	(100,741)	(45,042)	(43,244)	(14,177)
Tangible Assets	**$17,201,394**	**$17,663,137**	**$16,671,385**	**$13,863,445**	**$9,083,126**	**$8,019,761**	**$5,580,305**
Common shares outstanding	41,190,677	42,756,234	43,137,104	42,950,228	30,600,582	28,254,893	18,870,312
Tangible Common Equity To Tangible Assets	**7.72%**	**8.53%**	**8.60%**	**8.98%**	**9.24%**	**8.37%**	**7.17%**
Book value per common share	$57.91	$60.26	$58.31	$54.48	$52.50	$47.28	$35.63
Tangible book value per common share	**$32.25**	**$35.25**	**$33.23**	**$28.99**	**$27.44**	**$23.76**	**$21.19**

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